UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 April 15, 2004
         ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           EXTENDED STAY AMERICA, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  001-13125                 36-3996573
----------------------------   ----------------    -----------------------------
(State or other jurisdiction   (Commission File         (I.R.S. Employer
     of incorporation)              Number)           Identification Number)


                                100 Dunbar Street
         ---------------------------------------------------------------
                              Spartanburg, SC 29306
               (Address of principal executive offices) (zip code)


                                 (864) 573-1600
         ---------------------------------------------------------------
                    (Registrant's telephone number, including
                                   area code)

Item 5.  Other Events.

On April 15, 2004, Extended Stay America, Inc. issued a press release announcing that, as of 5:00 p.m., New York City time, on April 14, 2004, Extended Stay America, Inc. had received tenders and consents from holders of in excess of 83% of its 9.15% Senior Subordinated Notes due 2008 and in excess of 95% of its 9 7/8% Senior Subordinated Notes Due 2011 in connection with its previously announced cash tender offers and consent solicitations for the notes.

A copy of the press release issued by Extended Stay on April 15, 2004 with respect to its cash tender offers and consent solicitations for its outstanding notes is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit Number                   Description of Exhibit

          99.1 Press release, dated April 15, 2004, of Extended Stay America, Inc., announcing the receipt of tenders and consents with respect to its cash tender offers and consent solicitations for its outstanding notes

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EXTENDED STAY AMERICA, INC.



Date:    April 15, 2004                By:  /s/ James A. Ovenden
                                          --------------------------------------
                                          Name:   James A. Ovenden
                                          Title:  Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit Number                   Description of Exhibit

          99.1 Press release, dated April 15, 2004, of Extended Stay America, Inc., announcing the receipt of tenders and consents with respect to its cash tender offers and consent solicitations for its outstanding notes